Exhibit 99.1

GUIDELINES ON CORPORATE GOVERNANCE

Adopted February 4, 2004

(Amended as of April 27, 2006)

                The Board of Directors (the “Board”) of The Macerich Company, a Maryland corporation (the “Company”), recognizes the importance of good corporate governance.  These Guidelines, along with the charters of the Board’s committees, reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management levels, with a view to enhancing stockholder value over the long-term.  The Board will review these Guidelines at least annually or more often if deemed necessary.

I.                                         Board Responsibilities

The responsibility of the Board of Directors is to direct the management of the business and affairs of the Company in the best interests of the Company.  In addition to overseeing management and exercising their business judgment to act in what they reasonably believe to be in the best interests of the Company, it is the Directors’ responsibility to:

•         Oversee the conduct of the Company’s business to evaluate whether the business is being properly managed;

•         Review, approve and monitor fundamental financial and business strategies and major corporate activities;

•         Oversee processes designed to ensure compliance with applicable laws, rules, regulations and codes of conduct by the Company and its employees;

•         Select the Company’s Chief Executive Officer (“CEO”) and members of the Board’s committees, and approve the appointment of other executive officers;

•         Evaluate the performance of the CEO and oversee succession planning;

•         Design and approve the compensation of the CEO and approve the Company’s compensation philosophy; and

•         Evaluate annually the effectiveness of the Board.

The Board of Directors has delegated to the CEO, working with the other executive officers of the Company, the authority and responsibility for managing the business of the Company in a manner consistent with the objectives and goals of the Company, and in accordance with any specific plans, instructions or directions of the Board.

In discharging their responsibilities, Directors may consider the interests of persons other than stockholders to the extent reasonably related to the best interests of the Company.

II.                                     Board Composition

A.            Independence.  There shall be a majority of independent Directors on the Board.  For purposes of these Guidelines, “independence” will be determined in accordance with the Director Independence Standards established by the Board in accordance with the New York Stock Exchange (“NYSE”) listing standards and any other applicable laws, rules and regulations regarding independence in effect from time to time.  This determination will be disclosed in the Proxy Statement for each annual meeting of the Company’s stockholders.

B.            Board Size.  The Board should be small enough to encourage personal involvement and discussion and large enough to ensure a broad range of talents and experience.  The Board has the authority under the By-Laws of the Company to set the number of Directors and has currently set the number at nine Directors.  A different size may be appropriate from time to time in order to accommodate the Board’s changing needs and circumstances or the availability of one or more outstanding candidates.

C.            Number of Board Memberships.  It is important to ensure that each Director is able to devote sufficient time to perform his or her duties as a Director.  Accordingly, no management Director may serve on more than three public company boards, including the Company’s Board and no non-management Director may serve on more than four public company boards, including the Company’s Board.  In addition, no Audit Committee member shall serve on an audit committee of more than two other public companies.  Directors should advise the chairperson of the Nominating and Corporate Governance Committee before accepting nominations to other boards of directors of public companies or appointment to any audit committee or other significant committee assignment on any such other board of directors.

D.            Separation of Chairman and CEO Positions.  The Board shall have the flexibility to decide whether it is best for the Company at a given point in time for the roles of CEO and Chairman of the Board to be separate or combined.  The Company’s current practice is to have the Chairman of the Board and the CEO of the Company as separate positions.

III.                                 Board Qualifications

A.            Selection Process.  The Board shall nominate candidates for election as a Director by stockholders at the annual meeting, as well as elect new Directors to fill vacancies on the Board between annual stockholder meetings.  The Board has delegated the selection and initial evaluation of potential Director nominees to the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will make the final recommendation of candidates to the Board for nomination. In connection with the selection and nomination process of both new and continuing Directors, the Nominating and Corporate Governance Committee shall review the candidates taking into account the current Board membership and the specific needs of the Company and the Board.  This review shall include an overview of the talent base of the Board as a whole as well as an individual assessment of each Director’s experience, skills, areas of expertise, independence, his or her productivity, length of board service, consideration of any changes in a continuing Director’s occupational and other responsibilities (including his or her other public company board memberships and committee memberships), and such other factors as may be determined by the Committee to be appropriate for review.  The Board, taking into consideration the recommendation of the Nominating and Corporate Governance Committee, shall also determine whether a nominee would be an independent Director.

                The Nominating and Corporate Governance Committee and the Board of Directors will also consider a nominee for election to the Board of Directors recommended by a stockholder if the stockholder submits the nomination in compliance with the requirements of the Company’s By-Laws.

B.            Director Qualifications.  Each member of the Board must exhibit high standards of integrity, commitment and independence of thought and judgment and must be committed to promoting the best interests of the Company.  In addition, each Director must devote the time and effort necessary to be a responsible and productive member of the Board.  This includes developing knowledge about the Company’s business operations and doing the work necessary to participate actively and effectively in Board and committee meetings.  The members of the Board should collectively possess a broad range of talent, skill, expertise and experience useful to the effective oversight of the Company’s business and affairs and sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests.

C.            Attendance/Participation in Meetings.  Regularly-scheduled Board meetings occur at least four times a year.  Special meetings are called as necessary.  Board members are expected to attend all meetings of the Board and committees of which they are members.  Attendance is an important component of the Board evaluation process and a consideration in determining whether a Director should be re-nominated.  Each Director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and the competition it faces, to ensure active and effective participation in the deliberations of the Board and of each committee on which he or she serves.  Directors should not hesitate to ask questions, raise concerns or request more time or information. Upon request, the Company’s executive officers will make appropriate personnel available to answer any questions a Director may have about any aspect of the Company’s business.  Directors should also review the materials provided by the Company and its advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

IV.                                Board Committees

A.            Committees of the Board.  The Board has established the following standing committees to facilitate and assist in the execution of the Board’s responsibilities:  (1) Audit, (2) Compensation, (3) Nominating and Corporate Governance and (4) Executive.  Other committees may be created and dissolved from time to time.  Each standing committee shall have a written charter of responsibilities, duties and authorities, which shall periodically be reviewed by the Board.  Each committee will meet as frequently and for as long as may be necessary to perform its duties and responsibilities.  Each committee member is free to suggest items for inclusion on the agenda or to raise at any meeting any matter of interest or concern.  Each committee shall keep minutes of its meetings and shall report to the full Board with respect to its activities, findings and recommendations.  The chairperson for each committee will be selected by the committee members.

B.            Committee Composition.  The Audit, Compensation and Nominating and Corporate Governance Committees will be composed solely of independent Directors who meet the Director Independence Standards established by the Board.  Members of the Audit Committee must also meet the additional requirements of the NYSE listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.  The Executive Committee, which exercises the powers of the Board between meetings and conducts other business as requested or authorized by the Board, will be composed of at least two directors.  A Director may serve on more than one committee.

V.                                    Board Orientation and Evaluation

A.            Orientation and Continuing Education.  The Board and the Company’s executive officers shall provide appropriate orientation for new Directors, which shall be designed both to familiarize new Directors with the full scope of the Company’s businesses and key challenges and to assist new Directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities.  The Board and the Company’s executive officers shall similarly work together to develop and implement appropriate continuing education opportunities and programs for the same purposes.  Board members are encouraged to visit Company properties each year during their tenure on the Board.

B.            Board and Committee Performance Evaluations.  The Board will conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively.  The Nominating and Corporate Governance Committee will receive evaluations and recommendations from all Directors and report annually to the Board with an assessment of the performance of the Board and its committees.  This assessment will be discussed with the full Board following the end of each fiscal year.  The assessment will focus on the contribution of the Board and its committees to the Company and specifically focus on areas of potential improvement.

VI.                                Board Planning and Oversight Functions

A.            Board Meetings.  The CEO will jointly with the Presiding Director (as defined below) establish the agenda for the Board meetings.  Any Board member may recommend the inclusion of specific agenda items to the CEO, the Presiding Director or the appropriate committee chair.  Materials important to the Board’s understanding of agenda items will be distributed to the Board in a timely manner before it meets.

B.            Executive Sessions of Non-Management Directors.  The non-management Directors will meet in separate executive sessions after each regularly-scheduled quarterly Board meeting and as otherwise determined by the Presiding Director.  If any non-management Director is not independent, the independent Directors shall meet at least annually without any non-management directors who are not independent present.

C.            Presiding Director Position.  The independent Directors will designate an independent Director to act as Presiding Director for the non-management Directors.  The role of the “Presiding Director” is to prepare with the CEO the board agendas, chair the executive sessions of the non-management Directors, call meetings of independent Directors and perform such other functions as the Board or non-management Directors may direct.  The Board or the Company will establish methods by which interested parties may communicate directly with the Presiding Director or with the non-management Directors or Board of Directors as a group and cause such methods to be disclosed.

D.            Succession Planning.  The Board, acting through the Nominating and Corporate Governance Committee, shall develop a succession plan to ensure continuity in the Company’s management, including policies and principles for CEO selection.  This plan, on which the CEO shall report his or her recommendations at least annually, shall address both emergency CEO succession and CEO succession in the ordinary course of business.

E.             Access to Management.  Board members will have full and free access to the Company’s officers and employees for purposes of discharging their responsibilities.  Any meetings or contacts that a Director wishes to initiate may be arranged through the CEO or directly by the Director with notice to the Presiding Director.

F.             Review of CEO’s Performance.  The Compensation Committee will annually evaluate the CEO’s performance and determine his or her annual compensation.  The evaluation will be based on individual and corporate performance and competitive, economic and other factors deemed relevant by the Committee.  The Compensation Committee also will review annually the Company’s overall compensation structure and philosophy.

G.            Board/Committee Advisors.  The Board and each committee shall have full power and authority at the expense of the Company to retain the services of legal, financial or other advisors and experts as they deem necessary or appropriate.

H.            Ethics Hotline.  As part of the Company’s commitment to maintaining a workplace free from illegal discrimination, harassment, fraud and other illegal or unethical activity, the Company has established an Ethics Hotline.  The hotline provides individuals with an 800 number to submit on a confidential and anonymous basis concerns regarding such activities or any questionable accounting, internal auditing controls or auditing matters.  Any Ethics Hotline complaints or concerns regarding accounting, internal controls, auditing matters, improper loans, insider trading or retaliation against whistleblowers will go directly to the Audit Committee.

VII.                            Compensation of Directors

The Compensation Committee has responsibility for recommending to the Board the compensation for non-management Directors and will conduct an annual review of their compensation.  The Board shall set the form and amounts of Director compensation, taking into account the recommendations of the Compensation Committee.  The Board believes that Director compensation should fairly reflect the Directors’ responsibilities and their contributions to the performance of the Company consistent with current practices of comparable companies in the real estate investment trust industry, particularly companies that own retail malls.  Only non-management Directors shall receive compensation for services as a Director.  Board member compensation should also be aligned with the long-term interests of the Company and its stockholders.

VIII.                        Director Retirement

A.            Retirement Age for Directors/Term Limits.  In lieu of pre-determined term limits or mandatory retirement ages for Directors, the Nominating and Corporate Governance Committee will evaluate each Director’s continued service on the Board using the evaluation procedures described above under “Board Qualifications - Selection Process” in connection with each decision regarding whether such Director should be re-nominated to the Board and at such other times as may be appropriate in particular circumstances.

B.            Directors Required to Submit Resignation upon Change of Employment.  The Board has adopted a policy that each non-management Director submit an offer of resignation from the Board upon a material change in employment or employment responsibilities. The Nominating and Corporate Governance Committee has responsibility for recommending to the Board whether any such offer should be accepted by the Board.

C.            Management Directors Required to Submit Resignation upon Termination of Employment.  The Board has adopted a policy that any Company employee serving as a Director submit an offer of resignation from the Board upon his or her termination of employment.  The Nominating and Corporate Governance Committee has responsibility for recommending to the Board whether any such offer should be accepted by the Board.

IX.                                Stock Ownership Policies

The Board believes that the Directors and executive officers of the Company should have a meaningful investment in the common stock of the Company in order to more closely align their interests with those of the stockholders.  Accordingly, the Board has established the following Stock Ownership Policies.

A.            Stock Ownership Policy for Non-Management Directors.  The Board has adopted a policy that all non-management Directors own at least the lesser of (i) 3,500 shares or (ii) $250,000 of the Company’s common stock by the fourth anniversary of the Director’s election to the Board.  A non-management director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in the Company’s securities shall be exempt from this stock ownership policy.

B.            Stock Ownership Policy for Executive Officers.  The Board has adopted a policy that, within three years of becoming an executive officer, the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer own Company common stock with a value equal to five times their respective base salaries and that the other named executive officers in the Company’s Proxy Statement own Company common stock with a value equal to three times their respective base salaries.

C.            Stock Ownership Calculations. Stock ownership will be tested annually to determine compliance with these policies.  In addition, for purposes of determining compliance with these policies, the market price for the Company’s common stock will be the average of the closing prices for the common stock on each of the ten trading days immediately preceding the applicable testing date and the base salary for the last fiscal year will be used for each executive.  The Board recognizes that exceptions to these policies may be necessary or appropriate in individual cases, and may approve such exceptions from time to time.

                The following forms of equity interests in the Company will count toward stock ownership:

•     Shares owned directly by the Director, executive officer or by members of his or her immediate family residing in the same household, whether held individually or jointly;

•     Shares received pursuant to any of the Company’s plans, including restricted stock or phantom stock units;

•     Shares held in trust for the benefit of the Director, executive officer or his or her immediate family residing in the same household;

•     Shares issuable upon redemption of units owned in the Company’s operating partnership; and

•     Shares held within a 401(k) Plan.